Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Charter Hire Receivable

The Company has entered into time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 65 vessels as at June 30, 2022 is as follows:

Period ending	Amount
June 30, 2023	$577,190
June 30, 2024	484,611
June 30, 2025	247,023
June 30, 2026	115,300
Thereafter	71,951
Total minimum lease revenue, net of address commissions	$1,496,075